                                                                    EXHIBIT 99.1

                                      AT&T

           UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The unaudited pro forma combined condensed financial statements set forth below for AT&T give effect to the Liberty Media Group distribution and the AT&T Broadband distribution (collectively, the AT&T restructuring events), as if such events had been completed on January 1, 1999 for income statement purposes, and at September 30, 2002 for balance sheet purposes, subject to the assumptions and adjustments in the accompanying notes to the pro forma financial statements. Upon the distribution of AT&T Broadband, AT&T will report AT&T Broadband as a Discontinued Operation, in accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." For accounting purposes, the spin-off (the distribution) of AT&T Broadband is considered a non pro-rata distribution and was recorded at fair value resulting in the recognition of a gain by AT&T upon the distribution date. The split-off of Liberty Media Group, which was completed on August 10, 2001, was a pro-rata distribution and was therefore recorded at historical cost. Since Liberty Media Group was split-off from AT&T on August 10, 2001, no 2002 balance sheet or income statement pro forma adjustments were made for Liberty Media Group. See the Notes to the Unaudited Pro Forma Combined Condensed Financial Statements for additional disclosure of potential material nonrecurring charges and credits directly attributable to the events as noted above which are not reflected in the pro forma financial statements.

The pro forma adjustments included herein are based on available information and certain assumptions that management believes are reasonable and are described in the accompanying notes to the pro forma financial statements. The Unaudited Pro Forma Combined Condensed Financial Statements do not necessarily represent what AT&T's financial position or results of operations would have been had the AT&T Broadband distribution or the Liberty Media Group distribution occurred on such dates or to project AT&T's financial position or results of operations at or for any future date or period. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma financial information have been made. The Unaudited Pro Forma Combined Condensed Financial Statements should be read in conjunction with the historical financial statements of AT&T.

                                   AT&T CORP.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                              AT SEPTEMBER 30, 2002

                                                                          AT&T
                                                                        BROADBAND
                                                        HISTORICAL        GROUP            OTHER        PRO FORMA
                                                         AT&T(a)     DISTRIBUTION(e)   ADJUSTMENTS(g)     AT&T
                                                        ----------   ---------------   --------------   ---------
                                                                          (DOLLARS IN MILLIONS)
ASSETS

Cash and cash equivalents.............................   $  6,926       $      --          $  70        $ 11,314
                                                                            4,318 (f)

Receivables -- net....................................      7,284            (796)            --           6,488
Investments...........................................        459            (459)            --              --
Taxes receivable......................................         --            (443)           443              --
Deferred income taxes.................................      2,048              --            483           2,531
Other current assets..................................        995            (384)            --             611
                                                                            7,823 (f)
                                                                           (7,823)(f)

Property, plant and equipment -- net..................     41,364         (15,263)            --          26,101
Franchise costs -- net................................     29,084         (29,084)            --              --
Goodwill -- net.......................................     20,517         (15,162)           (46)          5,309
Other purchased intangibles -- net....................      2,003          (1,416)            --             587
Investments and related advances......................     17,920         (17,321)            --             599
Prepaid pension costs.................................      3,522              --             --           3,522
Other assets..........................................      5,916          (2,093)            19           3,842
                                                                            1,554 (c)
                                                                           (1,554)(c)
                                                         --------       ---------          -----        --------
    Total Assets......................................   $138,038       $ (78,103)         $ 969        $ 60,904
                                                         ========       =========          =====        ========
LIABILITIES

Accounts payable......................................      4,342            (775)            70           3,637
Payroll and benefit-related liabilities...............      1,599            (375)            --           1,224
Debt maturing within one year.........................      6,560         (10,152)            --           4,231
                                                                            7,823 (f)

AT&T Canada obligation................................      3,525              --             --           3,525
Other current liabilities.............................      4,652          (2,032)           947           3,567
Long-term debt........................................     36,371         (12,701)            --          20,165
                                                                           (3,505) (f)

Long-term benefit-related liabilities.................      3,707              --           (146)          3,561
Deferred income taxes.................................     24,452         (20,219)           154           4,319
                                                                              (68)(d)

Other long-term liabilities and deferred credits......      3,868            (811)           196           3,432
                                                                              179(d)
                                                         --------       ---------          -----        --------
    Total Liabilities.................................     89,076         (42,636)         1,221          47,661

Minority interest.....................................      1,371          (1,214)            --             157

Company-obligated convertible quarterly income
  preferred securities of subsidiary trust holding
  solely subordinated debt securities of AT&T.........      4,728          (4,728)            --              --

SHAREOWNERS' EQUITY

Common Stock:
AT&T common stock, $1 par value, authorized
  6,000,000,000 shares; issued and outstanding
  770,217,000 shares..................................        770              --             --             770
Additional paid-in capital............................     59,310         (29,594)          (184)         27,799
                                                                           (1,554)(c)
                                                                             (179)(d)

Accumulated deficit...................................    (17,082)          1,554 (c)        (68)        (15,528)
                                                                               68 (d)
Accumulated other comprehensive loss..................       (135)            180             --              45
                                                         --------       ---------          -----        --------
    Total shareowners' equity.........................     42,863         (29,525)          (252)         13,086
    Total Liabilities & Shareowners' Equity...........   $138,038       $ (78,103)         $ 969        $ 60,904
                                                         ========       =========          =====        ========


See Notes To AT&T Unaudited Pro Forma Combined Condensed Financial Statements

                                   AT&T CORP.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002


                                                             AT&T BROADBAND
                                              HISTORICAL          GROUP              OTHER        PRO FORMA
                                               AT&T(a)       DISTRIBUTION(e)     ADJUSTMENTS(g)     AT&T
                                              ----------     ---------------     --------------   ---------
                                                                  (DOLLARS IN MILLIONS)
Revenue...................................     $ 36,044         $ (7,512)             $  6         $28,538
OPERATING EXPENSES
Costs of services and products............        9,962           (3,889)               93           6,166
Access and other connection...............        8,267               --               (52)          8,215
Selling, general and administrative.......        7,902           (2,037)               45           5,910
Depreciation and amortization.............        5,835           (2,204)               --           3,631
Net restructuring and other charges.......           30              (56)               --             (26)
Goodwill and franchise impairment
  charges.................................       16,479          (16,525)               46              --
                                               --------         --------              ----         -------
Total operating expenses..................       48,475          (24,711)              132          23,896

Operating (loss) income...................      (12,431)          17,199              (126)          4,642

Other (expense)...........................         (935)             649                --            (286)
Interest (expense)........................       (2,231)           1,111                33          (1,087)
(Loss) income from continuing operations
  before income taxes, minority interest
  and dividends on subsidiary preferred
  stock, and net (losses) related to
  equity investments......................      (15,597)          18,959               (93)          3,269
Benefit (provision) for income taxes......        4,053           (5,536)              121          (1,362)
Minority interest and dividends on
  subsidiary preferred stock..............         (126)             206                 1              81
Net (losses) related to other equity
  investments.............................       (1,032)             615                 3            (414)
                                               --------         --------              ----         -------
Net (loss) earnings from continuing
  operations attributable to common
  shareowners.............................     $(12,702)        $ 14,244              $ 32         $ 1,574
                                               ========         ========              ====         =======
AT&T COMMON STOCK GROUP:
(Loss) earnings from continuing
  operations..............................     $(12,702)                                           $ 1,574 (i)
Weighted average shares
  outstanding -- basic....................         736                                                736
Basic (loss) earnings per share...........     $(17.25)                                           $  2.14 (h)

(Loss) earnings from continuing
  operations..............................     $(12,702)                                           $ 1,574 (i)
Weighted average shares
  outstanding -- diluted..................          736                                                759 (k)
Diluted (loss) earnings per share.........      $(17.25)                                           $  2.07 (h)


See Notes To AT&T Unaudited Pro Forma Combined Condensed Financial Statements

                                   AT&T CORP.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001

                                                         LIBERTY MEDIA     AT&T BROADBAND
                                          HISTORICAL         GROUP              GROUP             OTHER         PRO FORMA
                                           AT&T(a)      DISTRIBUTION(b)    DISTRIBUTION(e)    ADJUSTMENTS(g)      AT&T
                                          ----------    ---------------    ---------------    --------------    ---------
                                                                      (DOLLARS IN MILLIONS)
Revenue................................    $39,773          $   --             $(7,756)            $ 12          $32,029
OPERATING EXPENSES
Costs of services and products.........     10,458              --              (4,245)              86            6,299
Access and other connection............      9,289              --                  --              (34)           9,255
Selling, general and administrative....      7,953              --              (1,951)              40            6,042
Depreciation and amortization..........      7,036              --              (3,633)              --            3,403
Net restructuring and other charges....      1,494              --              (1,494)              --               --
                                           -------          ------             -------             ----          -------
Total operating expenses...............     36,230              --             (11,323)              92           24,999

Operating income.......................      3,543              --               3,567              (80)           7,030

Other (expense) income.................       (771)             --               2,156               --            1,385
Interest (expense).....................     (2,426)             --               1,347               (1)          (1,080)
Income from continuing operations
  before income taxes, minority
  interest and dividends on subsidiary
  preferred stock, and net (losses)
  related to equity investments........        346              --               7,070              (81)           7,335
Benefit (provision) for income taxes...        288              --              (3,214)             169           (2,757)
Minority interest and dividends on
  subsidiary preferred stock...........      1,015              --                (905)             (18)              92
Equity (losses) from Liberty Media
  Group................................     (2,711)          2,711                  --               --               --
Net (losses) related to other equity
  investments..........................     (4,389)             --                  37              (31)          (4,383)
(Loss) income from continuing
  operations...........................     (5,451)          2,711               2,988               39              287
Dividend requirements of preferred
  stock................................       (652)             --                  --               --             (652)
Premium on exchange of AT&T Wireless
  tracking stock.......................        (80)             --                  --               --              (80)
                                           -------          ------             -------             ----          -------
Net (loss) from continuing operations
  attributable to common shareowners...    $(6,183)         $2,711             $ 2,988             $ 39          $  (445)
                                           =======          ======             =======             ====          =======
AT&T COMMON STOCK GROUP:
(Loss) from continuing operations......    $(3,472)                                                              $  (445)(i)
Weighted average shares
  outstanding -- basic & diluted.......        735                                                                   746 (j)
Basic and diluted (loss) per share.....    $ (4.72)                                                              $ (0.60)(h)

LIBERTY MEDIA GROUP:
Basic and diluted (loss) per share.....    $ (1.05)


See Notes To AT&T Unaudited Pro Forma Combined Condensed Financial Statements

                                   AT&T CORP.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001


                                                                           AT&T
                                                   LIBERTY MEDIA         BROADBAND
                                   HISTORICAL          GROUP               GROUP              OTHER          PRO FORMA
                                    AT&T(a)       DISTRIBUTION(b)     DISTRIBUTION(e)     ADJUSTMENTS(g)       AT&T
                                   ----------     ---------------     ---------------     --------------     ---------
                                                                (DOLLARS IN MILLIONS)
Revenue........................     $52,314           $   --             $(10,132)              $14           $42,196
OPERATING EXPENSES
Costs of services and
  products.....................      13,960               --               (5,459)              120             8,621
Access and other connection....      12,136               --                   --               (51)           12,085
Selling, general and
  administrative...............      10,596               --               (2,582)               52             8,066
Depreciation and
  amortization.................       9,338               --               (4,780)               --             4,558
Net restructuring and other
  charges......................       2,530               --               (1,494)               --             1,036
                                    -------           ------             --------              ----           -------
Total operating expenses.......      48,560               --              (14,315)              121            34,366

Operating income...............       3,754               --                4,183              (107)            7,830

Other (expense) income.........      (1,547)              --                2,874                --             1,327
Interest (expense).............      (3,242)              --                1,735                14            (1,493)
(Loss) income from continuing
  operations before income
  taxes, minority interest and
  dividends on subsidiary
  preferred stock, and net
  (losses) related to equity
  investments. ................      (1,035)              --                8,792               (93)            7,664
Benefit (provision) for income
  taxes........................         791               --               (3,857)              175            (2,891)
Minority interest and dividends
  on subsidiary preferred
  stock........................         963               --                 (833)                1               131
Equity (losses) from Liberty
  Media Group..................      (2,711)           2,711                   --                --                --
Net (losses) related to other
  equity investments...........      (4,850)              --                   69               (55)           (4,836)
(Loss) income from continuing
  operations...................      (6,842)           2,711                4,171                28                68
Dividend requirements of
  preferred stock..............        (652)              --                   --                --              (652)
Premium on exchange of AT&T
  Wireless tracking stock......         (80)              --                   --                --               (80)
                                    -------           ------             --------              ----           -------
Net (loss) from continuing
  operations attributable to
  common shareowners...........     $(7,574)          $2,711             $  4,171              $ 28           $  (664)
                                    =======           ======             ========              ====           =======
AT&T COMMON STOCK GROUP:
(Loss) from continuing
  operations...................     $(4,863)                                                                  $  (664)(i)
Weighted average shares
  outstanding -- basic &
  diluted......................         729                                                                       739 (j)
Basic and diluted (loss) per
  share........................     $ (6.67)                                                                  $ (0.90)(h)

LIBERTY MEDIA GROUP:
Basic and diluted (loss) per
  share........................     $ (1.05)


See Notes To AT&T Unaudited Pro Forma Combined Condensed Financial Statements

                                   AT&T CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                        AT&T
                                                 LIBERTY MEDIA        BROADBAND
                                  HISTORICAL         GROUP              GROUP             OTHER         PRO FORMA
                                   AT&T(a)      DISTRIBUTION(b)    DISTRIBUTION(e)    ADJUSTMENTS(g)      AT&T
                                  ----------    ---------------    ---------------    --------------    ---------
                                                              (DOLLARS IN MILLIONS)
Revenue........................    $55,283          $    --            $(8,445)            $ 12          $46,850
OPERATING EXPENSES
Costs of services and
  products.....................     12,795               --             (4,600)              41            8,236
Access and other connection....     13,140               --                 --               (1)          13,139
Selling, general and
  administrative...............      9,502               --             (2,180)              63            7,385
Depreciation and
  amortization.................      8,589               --             (4,051)              --            4,538
Net restructuring and other
  charges......................      7,029               --             (6,270)              --              759
                                   -------          -------            -------             ----          -------
Total operating expenses.......     51,055               --            (17,101)             103           34,057

Operating income...............      4,228               --              8,656              (91)          12,793

Other income...................      1,150               --                 39               --            1,189
Interest (expense).............     (2,964)              --              1,323              138           (1,503)
Income from continuing
  operations before income
  taxes, minority interest and
  dividends on subsidiary
  preferred stock, and  net
  (losses) earnings related
  to equity investments........      2,414               --             10,018               47           12,479
(Provision) for income taxes...     (3,284)              --             (1,183)             (19)          (4,486)
Minority interest and dividends
  on subsidiary preferred
  stock........................      4,103               --             (4,062)              --               41
Equity earnings from Liberty
  Media Group..................      1,488           (1,488)                --               --               --
Net (losses) earnings related
  to other equity investments..       (588)              --                597                1               10
                                   -------          -------            -------             ----          -------
Net income from continuing
  operations attributable to
  common shareowners...........    $ 4,133          $(1,488)           $ 5,370             $ 29          $ 8,044
                                   =======          =======            =======             ====          =======
AT&T COMMON STOCK GROUP:
Earnings from continuing
  operations...................    $ 2,645                                                               $ 8,044 (i)
Weighted average shares
  outstanding -- basic.........        697                                                                   705 (j)
Basic earnings per share.......    $  3.79                                                               $ 11.41 (h)
Earnings from continuing
  operations...................    $ 2,677                                                               $ 8,044 (i)
Weighted average shares
  outstanding -- diluted.......        709                                                                   731 (k)
Diluted earnings per share.....    $  3.77                                                               $ 11.01 (h)

LIBERTY MEDIA GROUP:
Basic and diluted earnings per
  share........................    $  0.58


See Notes To AT&T Unaudited Pro Forma Combined Condensed Financial Statements

                                   AT&T CORP.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                           AT&T
                                                     LIBERTY MEDIA       BROADBAND
                                     HISTORICAL          GROUP             GROUP              OTHER          PRO FORMA
                                      AT&T(a)       DISTRIBUTION(b)   DISTRIBUTION(e)     ADJUSTMENTS(g)       AT&T
                                     ----------     ---------------   ---------------     --------------     ---------
                                                          (DOLLARS IN MILLIONS)
Revenue........................       $54,687           $   --            $(5,080)            $  1            $49,608
OPERATING EXPENSES
Costs of services and
  products.....................        11,013               --             (2,686)              13              8,340
Access and other connection....        14,439               --                 --               --             14,439
Selling, general and
  administrative...............        10,608               --             (1,253)              81              9,436
Depreciation and
  amortization.................         6,194               --             (1,674)              --              4,520
Net restructuring and other
  charges......................           975               --               (644)              --                331
                                      -------           ------            -------              ---            -------
Total operating expenses.......        43,229               --             (6,257)              94             37,066

Operating income...............        11,458               --              1,177              (93)            12,542

Other income...................           826               --                (50)              --                776
Interest (expense).............        (1,503)              --                705               24               (774)
Income from continuing
  operations before income
  taxes, minority interest and
  dividends on subsidiary
  preferred stock, and net
  (losses) related to equity
  investments..................        10,781               --              1,832              (69)            12,544
(Provision) for income taxes...        (4,016)              --               (465)              25             (4,456)
Minority interest and dividends
  on subsidiary preferred
  stock........................          (126)              --                126               --                 --
Equity (losses) from Liberty
  Media Group..................        (2,022)           2,022                 --               --                 --
Net (losses) related to other
  equity investments...........          (756)              --                707                1                (48)
                                      -------           ------            -------              ---            -------
Net income from continuing
  operations attributable to
  common shareowners...........       $ 3,861           $2,022            $ 2,200             $(43)           $ 8,040
                                      =======           ======            =======              ===            =======
AT&T COMMON STOCK GROUP:
Earnings from continuing
  operations...................       $ 5,883                                                                 $ 8,040 (i)
Weighted average shares
  outstanding -- basic.........           616                                                                     623 (j)
Basic earnings per share.......       $  9.54                                                                 $ 12.90 (h)

Earnings from continuing
  operations...................       $ 5,909                                                                 $ 8,040 (i)
Weighted average shares
  outstanding -- diluted.......           630                                                                     638 (k)
Diluted earnings per share.....       $  9.37                                                                 $ 12.61 (h)

LIBERTY MEDIA GROUP:
Basic and diluted (loss) per
  share........................       $ (0.80)



See Notes To AT&T Unaudited Pro Forma Combined Condensed Financial Statements

                                   AT&T CORP.

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS

(a) These columns reflect the historical results of operations and financial position of AT&T Corp. We have restated certain prior period amounts to conform to our current presentation in connection with the adoption of Emerging Issues Task Force Issue No. 01-9, "Accounting for Consideration Given by a Vendor to a Customer," and to reflect a one-for-five reverse stock split declared by the AT&T Board on November 14, 2002.

(b) These adjustments deduct the historical results of operations of Liberty Media Group to reflect the split-off of Liberty Media Group from AT&T.

(c) This entry reflects the fair value adjustment for accounting purposes which would have been recorded had the distribution of AT&T Broadband occurred on September 30, 2002, utilizing the stock price on the date of distribution. Comcast owned shares of AT&T common stock ("T") at the time of the AT&T Broadband distribution. Pursuant to certain provisions of the merger agreement, these shares were converted into exchangeable preferred stock of AT&T and Comcast did not participate in the AT&T Broadband distribution. Therefore the distribution was a non pro-rata transaction among the "T" shareholders accounted for at fair value.

The distribution has been reflected in the pro forma balance sheet at fair value, resulting in a nonrecurring gain upon distribution equal to the excess of the fair value of AT&T Broadband over AT&T's carrying value of the net assets of AT&T Broadband to be distributed. The actual gain will be determined based on the stock price of the Comcast shares received pursuant to the merger agreement and the net assets of AT&T Broadband on the distribution date of November 18, 2002. Due to the fact that the gain is a one-time event, its effects have not been included as a pro forma adjustment to the income statement; however it has been included as a pro forma adjustment to accumulated deficit on the pro forma balance sheet. The estimated gain is calculated as follows (dollars in millions):

Fair value of Comcast Corp. shares to be received in the
  transaction (1,232,866,989 shares at a stock price of
  $25.209 per share on November 18, 2002)...................  $31,079
Carrying value of AT&T Broadband net assets to be
  distributed as of September 30, 2002 .....................   29,525
                                                              -------
Gain on distribution........................................  $ 1,554
                                                              =======

(d) These entries represent adjustments to AT&T Broadband's combined attributed net assets pursuant to the Merger Agreement. The Merger Agreement stipulates that AT&T will retain certain liabilities currently reflected in the AT&T Broadband financial statements. Accordingly, these liabilities were transferred to AT&T along with the related deferred income taxes.

(e) These adjustments deduct the historical results of operations and the historical financial position of AT&T Broadband to reflect the spin-off of AT&T Broadband from AT&T. The distribution is being accounted for as a fair value transaction and as such the fair value of the net assets of AT&T Broadband have been recorded as a reduction to additional-paid-in capital, given the deficit that exists in retained earnings.

(f) These adjustments reflect the repayment of the intercompany loan balance from AT&T Broadband. The repayment of intercompany indebtedness is contained in the Separation and Distribution Agreement between AT&T and AT&T Broadband Corp. The repayment was accomplished through completion of the exchange offer whereby approximately $3.5 billion of AT&T debt was exchange for Comcast debt, with the remainder paid in cash.

(g) Reflects certain Inter-Group transactions appropriately reflected in the separate financial statements of AT&T after excluding AT&T Broadband on a pro forma basis that were eliminated in the AT&T consolidated financial statements and were therefore not reflected in AT&T's historical results and financial position. These transactions include adjustments to properly reflect the stand-alone tax rates of AT&T subsequent to the distribution of AT&T Broadband. These entries also reflect the reclassification of certain items appropriately reflected on the separate financial statements of AT&T Broadband and other discontinued operations adjustments.

(h) Pursuant to the Merger Agreement, prior to the AT&T Broadband spin-off, shares of AT&T common stock held by Comcast (currently 41.5 million shares on a pre-split basis) were exchanged on a one-for-one basis into a newly created series of AT&T exchangeable preferred stock. The AT&T exchangeable preferred stock will be mandatorily exchangeable 23 trading days after the closing of the Comcast merger into shares of AT&T common stock utilizing a conversion formula. The conversion formula will provide Comcast with an interest in AT&T that is equal in value to the interest Comcast held in AT&T prior to the Comcast merger, subject to a maximum share issuance of 10% of the outstanding shares of AT&T common stock. The conversion formula is computed as the combination of average post closing AT&T Comcast Class A common stock and AT&T common stock trading values divided by average AT&T common stock trading values utilizing ten randomly selected trading days after the closing of the Comcast merger. At September 30, 2002, the maximum additional shares that Comcast could receive would be approximately 69 million shares on a post-split basis, resulting in earnings (loss) per basic share of $1.96 and $(0.55) for the nine months ended September 30, 2002 and 2001, respectively, and $(0.82), $10.39 and $11.62 for the years ended December 31, 2001, 2000 and 1999, respectively. (Loss) earnings per diluted share on the same basis would be $1.90 and $(0.55) for the nine months ended September 30, 2002 and 2001, respectively, and $(0.82), $10.06 and $11.37 for the years ended December 31, 2001, 2000 and 1999, respectively.

(i) AT&T has completed its exchange of approximately $4.7 billion of certain AT&T notes for new AT&T notes that, pursuant to the completion of the AT&T Comcast transaction, now contain higher interest rates. The income figures currently reflected do not contemplate the impact of the exchange. Based on the revised interest rates of the exchanged debt, annual net income will decrease by approximately $8.9 million.

(j) The Merger Agreement called for the redemption by AT&T of the TCI Pacific Communications, Inc. Class A Senior Cumulative Exchangeable Preferred Stock for AT&T common stock. Accordingly, outstanding shares on a pro forma basis are adjusted to include 10 million, 10 million, 8 million, and 7 million for the nine months ended September 30, 2001 and the years ended December 31, 2001, 2000 and 1999, respectively, related to the assumed redemption of these shares on January 1, 1999.


(k) Fully diluted shares reflect adjustments for items that were anti-dilutive for historical AT&T, but are dilutive to AT&T less AT&T Broadband.